UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2014

WRIGHT MEDICAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35823	13-4088127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1023 Cherry Road, Memphis, Tennessee	38117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 867-9971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2014, Wright Medical Group, Inc. (including its subsidiaries, the “Company”) announced the departure of Eric Stookey from the position of President, Extremities/Biologics. In connection with his departure, Mr. Stookey has entered into an agreement with the Company contemplating consulting services from his departure date through December 31, 2015, for an aggregate payment of $126,461. Pursuant to the consulting agreement, Mr. Stookey’s non-competition and non-solicitation obligations, which were outlined in his original employment agreement with the Company, will continue.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2014

By:	/s/ Lance A. Berry
Lance A. Berry
Senior Vice President & Chief Financial Officer